Exhibit 10.22(ii)
10513 W. 84th Terrace
Lenexa, KS 66214
P: 913.685.8850
F: 913.685.8856
www.cydexpharma.com
April 19, 2011
Via Federal Express
Onyx Pharmaceuticals
2100 Powell Street
Emeryville, California 94608
Attention: VP, Development

Re:	Exhibit A to the License and Supply Agreement dated as of October 12, 2005, as amended (“Agreement”) between CyDex Pharmaceuticals, Inc. (formerly known as CyDex, Inc., “CyDex”) Onyx Pharmaceuticals (formerly known as Proteolix, Inc. (“Company”)
Dear Sir or Madam:
     Pursuant to Section 1.20 of the Agreement, CyDex has the right and obligation to update Exhibit A to the Agreement which lists the “Licensed Patents” which cover Captisol®. This letter is provided by CyDex to Company as an official notice pursuant to Section 14.7 of the Agreement to so update such Exhibit A.
     Accordingly, listed in Schedule A, attached hereto, is the complete list of all patents and patent applications, which hereby replaces the existing definition of Licensed Patents.
     Please contact the undersigned if you have any questions.
With best regards,
CYDEX PHARMACEUTICALS, INC.
Allen K. Roberson, General Manager
Enclosure

Schedule A
PATENT FAMILY 1: “Derivatives of Cyclodextrins Exhibiting Enhanced Aqueous Solubility and the Use Thereof.”
Issued Patents

	Filing Date			Expiration Date
Country	(mm/dd/yyyy)	Application No.	Patent No.	(mm/dd/yyyy)
United States	01/23/1990	07/469,087	5,134,127	01/23/2010
Australia	01/22/1991	72364/91	646020	01/22/2011
Austria	01/22/1991	91903891.9	E 170742	01/22/2011
Belgium	01/22/1991	91903891.9	512050	01/22/2011
Canada	01/22/1991	2,074,186	2,074,186	01/22/2011
Europe	01/22/1991	91903891.9	512050	01/22/2011
France	01/22/1991	91903891.9	512050	01/22/2011
Germany	01/22/1991	6030165.4-08	69130165	01/22/2011
Greece	01/22/1991	980402865	3028691	01/22/2011
Italy	01/22/1991	70988BE/98	512050	01/22/2011
Japan	01/22/1991	504051/93	2722277	01/22/2011
Luxembourg	01/22/1991	91903891.9	512050	01/22/2011
Netherlands	01/22/1991	91903891.9	512050	01/22/2011
Russia	01/22/1991	5052811.04	2099354	01/22/2011
South Korea	01/22/1991	92-701734	166088	01/22/2011
Sweden	01/22/1991	91903891.9	512050	01/22/2011
Switzerland	01/22/1991	91903891.9	512050	01/22/2011
United Kingdom	01/22/1991	91903891.9	512050	01/22/2011
PATENT FAMILY 2: “Derivatives of Cyclodextrins Exhibiting Enhanced Aqueous Solubility and the Use Thereof.”
Issued Patents

	Filing Date			Expiration Date
Country	(mm/dd/yyyy)	Application No.	Patent No.	(mm/dd/yyyy)
United States	07/27/1992	07/918,702	5,376,645	01/23/2010
Armenia	07/26/1993	96237	822	07/26/2013
Australia	07/26/1993	47799/93	672814	07/26/2013
Austria	07/26/1993	93918302	E 217325	07/26/2013

	Filing Date			Expiration Date
Country	(mm/dd/yyyy)	Application No.	Patent No.	(mm/dd/yyyy)
Belgium	07/26/1993	93918302.6	620828	07/26/2013
Canada	07/26/1993	2,119,154	2,119,154	07/26/2013
Denmark	07/26/1993	93918302.6	620828	07/26/2013
Europe	07/26/1993	93918302.6	620828	07/26/2013
France	07/26/1993	93918302.6	620828	07/26/2013
Georgia	07/26/1993	1857	1649	07/26/2013
Germany	07/26/1993	6031900	69331900	07/26/2013
Greece	07/26/1993	930620828	3040489	07/26/2013
Ireland	07/26/1993	93918302.6	620828	07/26/2013
Italy	07/26/1993	70422BE/2002	620828	07/26/2013
Japan	07/26/1993	6-504678/94	3393253	07/26/2013
Kyrgyzstan	07/26/1993	960481.1	333	07/26/2013
Luxembourg	07/26/1993	93918302.6	620828	07/26/2013
Moldova	07/26/1993	960306	1813	07/26/2013
Monaco	07/26/1993	93918302.6	620828	07/26/2013
Netherlands	07/26/1993	93918302.6	620828	07/26/2013
Portugal	07/26/1993	93918302.6	620828	07/26/2013
Russia	07/26/1993	94028890	2113442	07/26/2013
South Korea	07/26/1993	94-700951	279111	07/26/2013
Spain	07/26/1993	93918302.6	620828	07/26/2013
Sweden	07/26/1993	93918302.6	620828	07/26/2013
Switzerland	07/26/1993	93918302.6	620828	07/26/2013
Tajikistan	07/26/1993	96000377	TJ 275	07/26/2013
Turkmenistan	07/26/1993	393	430	07/26/2013
United Kingdom	07/26/1993	93918302.6	620828	07/26/2013
Uzbekistan	07/26/1993	IHAP9400808	5799	07/26/2013
PATENT FAMILY 15: “Sulfoalkyl Ether Cyclodextrin Compositions and Methods of Preparation Thereof.”
Issued Patents

	Filing Date			Expiration Date
Country	(mm/dd/yyyy)	Application No.	Patent No.	(mm/dd/yyyy)
United States	01/31/2009	12/363,719	7,629,331	10/26/2025
Europe*	10/26/2005	05856927.8	1945228	10/26/2025

Pending Applications

				Estimated Expiration
	Filing Date			Date
Country	(mm/dd/yyyy)	Application No.	Publication No.	(mm/dd/yyyy)
United States	10/26/2005	12/108,228	2009/0011037	10/26/2025
Australia	10/26/2005	2005337613	2005337613	10/26/2025
Brazil	10/26/2005	PI0520654-5	Brazilian Industrial Property Journal No. 2002	10/26/2025
Canada	10/26/2005	2,632,211	2,632,211	10/26/2025
China	10/26/2005	200580052421.8	101365459A	10/26/2025
India	10/26/2005	3462/DELNP/2008	Not yet published	10/26/2025
Israel	10/26/2005	191081	Not yet published	10/26/2025
Japan	10/26/2005	2008-537669	2009-513773	10/26/2025
Mexico	10/26/2005	MX/a/2008/005397	Not yet published	10/26/2025
South Korea	10/26/2005	10-2008-7012541	10-20080063526	10/26/2025
Russia	10/26/2005	2008120659	2008120659	10/26/2025

*	The grant date of EP 1945228 will be 04/06/2011.
PATENT FAMILY 20: “Sulfoalkyl Ether Cyclodextrin Compositions”
Issued Patents

	Filing Date			Expiration Date
Country	(mm/dd/yyyy)	Application No.	Patent No.	(mm/dd/yyyy)
United States	03/13/2009	12/404,174	7,635,773	03/13/2029
Pending Applications

				Estimated Expiration
	Filing Date			Date
Country	(mm/dd/yyyy)	Application No.	Publication No.	(mm/dd/yyyy)
United States	11/05/2009	12/613,103	2010/0093663	03/13/2029
Australia	04/28/2009	2009241858	Not yet published	04/28/2029
Brazil	04/28/2009	PI0905080-9	Not yet published	04/28/2029
Canada	04/28/2009	2,702,603	Not yet published	04/28/2029
China	04/28/2009	200980107665.X	101959508	04/28/2029

				Estimated Expiration
	Filing Date			Date
Country	(mm/dd/yyyy)	Application No.	Publication No.	(mm/dd/yyyy)
Eurasia	04/28/2009	201000828	Not yet published	04/28/2029
Europe	04/28/2009	09739150.2	2268269	04/28/2029
India	04/28/2009	To be determined	Not yet published	04/28/2029
Israel	04/28/2009	208956	Not yet published	04/28/2029
Japan	04/28/2009	2010-525119	2010-539193	04/28/2029
Mexico	04/28/2009	MX/a/2010/004900	MX/a/2010/004900	04/28/2029
South Korea	04/28/2009	10-2010-7026534	Not yet published	04/28/2029
New Zealand	04/28/2009	589290	Not yet published	04/28/2029